                                                                   EXHIBIT 10.48


                          [handwritten] CREDIT LYONNAIS

--------------------------------------------------------------------------------

                                CREDIT OPERATIONS

--------------------------------------------------------------------------------


------------------------------------- ----------------------------------- -----------------------------------

            TYPE OF FLOW                        EFFECTIVE DATE                     RATE (EXCL. TAX)

------------------------------------- ----------------------------------- -----------------------------------
Checks remitted                            POOL D + 3 working days                       None

------------------------------------- ----------------------------------- -----------------------------------

Transfers received                            D + 1 calendar day                         None

------------------------------------- ----------------------------------- -----------------------------------

bill of exchange/promissory note
presented                              Maturity date + 2 calendar days        27 francs, excl. taxes per
         [arrow] File transfer             (Deferred maturity date)                   remittance
         (ETEBAC 3 PROTOCOL)                                              2.50 francs, excl. taxes per bill

------------------------------------- ----------------------------------- -----------------------------------

Repatriations
  [arrow] FRF/Euro                             D + 1 working day                  FRF 78 per operation
  [arrow] on currency accounts
------------------------------------- ----------------------------------- -----------------------------------

Repatriations with                            D + 2 working days          FRF 78 per operation + char.
transfer of currencies                                                    commission
                                                                          -1/2(degree)/(degree)(degree)up to FRF 500,000 (with
                                                                          a minimum of FRF 80, excl. taxes)
                                                                          -1/4(degree)/(degree)(degree)above FRF 500,000

------------------------------------- ----------------------------------- -----------------------------------


[handwritten]

Currency/year = 13 mF
[illegible]       =        98 MF [arrow] 4/30
                           5[?] MF [arrow] 6/30
                           13 MF [arrow] 8/31






[handwritten]
Doc. 13 = EX 10.37

--------------------------------------------------------------------------------

                                DEBIT OPERATIONS

--------------------------------------------------------------------------------


------------------------------------- ----------------------------------- -----------------------------------

            TYPE OF FLOW                        EFFECTIVE DATE                     RATE (EXCL. TAX)

------------------------------------- ----------------------------------- -----------------------------------
Debit checks                                    0 working days                           None

------------------------------------- ----------------------------------- -----------------------------------

Cash transfers
          CL/CL                                      [VC]                              No fees
          Other banks                                                      FRF 20 excl. taxes per transfer

------------------------------------- ----------------------------------- -----------------------------------

Transfer with guaranteed value date               D payable                FRF 50 excl. taxes per transfer
(FISCAL AND CORPORATE)                                                             [handwritten] No
------------------------------------- ----------------------------------- -----------------------------------

Mass transfers by file transfer                 0 working days                FRF 27.50 excl. taxes per
(UNDER ETEBAC 3 PROTOCOL)                                                             remittance
                                                                          FRF 0.90 excl. taxes per transfer

------------------------------------- ----------------------------------- -----------------------------------

Issuance of a bank check in                                               1(degree)/(degree)(degree)up to FRF 500,000 (minimum
[illegible] currencies                                                    FRF 80.00)
                                                                          1/2(degree)/(degree)(degree)above FRF 500,000
                                                                          + record fees FRF 150 +
                                                                          foreign exchange commission if
                                                                          currency purchase

------------------------------------- ----------------------------------- -----------------------------------

Swift FRF/Euro/remotely transmitted
currencies transfers                            0 working days            1/2(degree)/(degree)(degree)up to FRF 500,000
(UNDER ETEBAC 3 PROTOCOL)                                                 (minimum FRF 80.00)
                                                                          1/4(degree)/(degree)(degree)above FRF 500,000
                                                                          excl. record fees.
------------------------------------- ----------------------------------- -----------------------------------

--------------------------------------------------------------------------------

                              OPERATING CONDITIONS

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

  ANNUAL COMMISSION FOR KEEPING ADMINISTRATIVE, LEGAL AND BOOKKEEPING RECORDS:

                              FRF 5,400 excl. taxes
                               (I.E., EUR 823.22)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            FEES FOR ACCOUNT CLOSING:

                        FRF 1,000 excl. taxes per closing
                         (I.E., EUR 152.45 PER CLOSING)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                               ACCOUNT COMMISSION

  1/4(degree)/(degree)(degree)with a minimum of FRF 100 excl. taxes per closing

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                    DEBTOR INTEREST (WITHIN AUTHORIZED LIMIT)

                           Base rate: 3-month Euribor
                                Surcharge: 0.75%
                    Commission on highest overdraft included

--------------------------------------------------------------------------------

                                 [handwritten] +
                                                                     2.50[?]